UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) December 5, 2007
E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	1-815 (Commission File Number)	51-0014090 (I.R.S. Employer Identification No.)
1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 774-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE
Notice of Blackout Period Memorandum

Explanatory Note: The Form 8-K filed on December 11, 2007 is being amended for the sole purpose of correcting the date of earliest event reported on the cover page of that Form 8-K from December 7, 2007 to December 5, 2007. The Form 8-K is being re-filed in its entirety for ease of reference.
Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     E. I. du Pont de Nemours and Company (the “Company”) has decided to transition to new investment choices under the DuPont Savings and Investment Plan, the DuPont Retirement Savings Plan, the DuPont 401(k) and Profit Sharing Plan and the Thrift and Savings Plan for Employees of Sentinel Transportation, LLC (together, the “Plans”), which will require a blackout period during which eligible employees will be unable to enroll in the Plans and participants in the Plans will be temporarily unable to change their contribution rates, direct or diversify investments in their individual accounts, including accounts that hold the common stock of the Company, or to obtain a loan or distribution from the Plans. The blackout period will also apply to the DuPont Retirement Savings Restoration Plan and the DuPont Salary Deferral and Savings Restoration Plan to the extent the aforementioned rights normally are available under those plans.
     On December 5, 2007, the Company received notice of the blackout period pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 with respect to the Plans. On December 11, 2007, the Company sent a Notice of Blackout Period Memorandum (the “Memorandum”) to its directors and executive officers informing them that a blackout period is expected to be in effect beginning at 3 p.m. ET on January 25, 2008 and ending at 12 a.m. ET on February 4, 2008. However, the blackout period may be extended due to events beyond the Company’s control that may arise as part of the transition, in which case notice will be given to the directors and executive officers as soon as reasonably practicable.
     The Memorandum was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR.
     During the blackout period and for a period of two years after the ending date of the blackout period, holders of the Company’s common stock and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written request to James C. Borel, Vice President, E. I. du Pont de Nemours and Company, 1007 Market Street, Wilmington, Delaware 19898 or by calling (302) 774-1000.
     A copy of the Memorandum is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
     99.1 Notice of Blackout Period Memorandum, dated December 11, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Barry J. Niziolek

Barry J. Niziolek
Vice President and Controller
December 12, 2007

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